UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 3, 2021

CHS Inc.
(Exact Name of Registrant as Specified in its Charter)

Commission File Number: 001-36079

Minnesota			41-0251095
(State or Other Jurisdiction of Incorporation)			(IRS Employer Identification No.)
5500 Cenex Drive
Inver Grove Heights,		Minnesota	55077
(Address of principal executive offices, including zip code)
	(651)	355-6000
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
  Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
8% Cumulative Redeemable Preferred Stock	CHSCP	The Nasdaq Stock Market LLC
Class B Cumulative Redeemable Preferred Stock, Series 1	CHSCO	The Nasdaq Stock Market LLC
Class B Reset Rate Cumulative Redeemable Preferred Stock, Series 2	CHSCN	The Nasdaq Stock Market LLC
Class B Reset Rate Cumulative Redeemable Preferred Stock, Series 3	CHSCM	The Nasdaq Stock Market LLC
Class B Cumulative Redeemable Preferred Stock, Series 4	CHSCL	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 3, 2021, at the Annual Meeting (the “Annual Meeting”) of the members of CHS Inc. (“CHS”), each of the following directors was re–elected to the Board of Directors of CHS (the “Board”) for a three–year term: David Beckman; Steve Fritel; David Johnsrud; David Kayser; and Russell Kehl. The following directors’ terms of office continued after the Annual Meeting: Clinton J. Blew; Hal Clemensen; Scott Cordes; Jon Erickson; Mark Farrell; Alan Holm; Tracy Jones; Perry Meyer; Steve Riegel; Daniel Schurr; Kevin Throener; and Cortney Wagner.

On December 3, 2021, following the Annual Meeting, the Board held its annual re–organizational meeting, at which each of the following Board officers was elected for a one–year term: Daniel Schurr was re–elected Chairman of the Board; Clinton J. Blew was re–elected as First Vice Chairman of the Board; Jon Erickson was re–elected as Second Vice Chairman of the Board; Russell Kehl was re–elected as Secretary–Treasurer of the Board; and Al Holm was elected as Assistant Secretary–Treasurer of the Board.

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Annual Meeting, the members of CHS approved amendments (the “Amendments”) to CHS’s articles of incorporation (the “Articles”) and bylaws (the “Bylaws”) to remove obsolete language and confirm the ability of the Board to authorize members of CHS to vote electronically. The Amendments to the Articles and Bylaws became effective on December 3, 2021.

The foregoing description of the Amendments is qualified in its entirety by reference to the full text of the Articles and Bylaws, as amended by the Amendments, copies of which are attached as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8–K and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On December 7, 2021, CHS issued a press release announcing the results of the election of directors to the Board and the approval of the Amendments. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8–K and incorporated herein by reference.

Pursuant to General Instruction B.2. to Form 8–K, the information set forth in this Item 7.01 and Exhibit 99.1 to this Current Report on Form 8–K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. In addition, the information set forth in this Item 7.01 and Exhibit 99.1 to this Current Report on Form 8–K shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall otherwise be expressly set forth by specific reference in such filing.

Item 9.01    Financial Statements and Exhibits.

Exhibit No.	Description
3.1	Amended and Restated Articles of Incorporation of CHS Inc.
3.2	Amended and Restated Bylaws of CHS Inc.
99.1	Press Release dated December 7, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHS Inc.

Date: December 7, 2021	By:	/s/ Olivia Nelligan
Olivia Nelligan
Executive Vice President and Chief Financial Officer